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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: December 13, 2000
                        (Date of earliest event reported)


                                   AMGEN INC.
             (exact name of registrant as specified in its charter)

          Delaware              Commission File:              95-3540776
(State or other jurisdiction       000-12477        (I.R.S. Employer Identification
    of incorporation or                                          No.)
       organization)

                             One Amgen Center Drive
                      Thousand Oaks, California 91320-1799
          (Address of principal executive offices, including zip code)


                                 (805) 447-1000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

                  On December 12, 2000, the Board of Directors of Amgen Inc. (the "Company") amended and restated its stockholder rights agreement and approved the Amended and Restated Rights Agreement, dated as of December 12, 2000 (the "Amended and Restated Rights Agreement"), between the Company and American Stock Transfer & Trust Company (the "Rights Agent"). The Amended and Restated Rights Agreement: (i) provides, among other things, that, as a result of two-for-one stock splits of the Company's common stock effected in February and November 1999 (the "Stock Splits"), each Right shall represent the right to purchase one four-thousandth of a share of Series A Junior Participating Preferred Stock of the Company (prior to the amendment, each share of common stock had attached to it one quarter of a Right representing the right to purchase one four-thousandth of a share of Series A Junior Participating Preferred Stock of the Company); (ii) increases the exercise price of each Right to $350.00 from $56.25 (as adjusted for the Stock Splits); (iii) extends the term of the rights agreement to December 12, 2010 from March 21, 2007; and (iv) amends the definition of "Outside Director". Pursuant to the Amended and Restated Rights Agreement, each share of common stock of the Company has attached to it one whole Right. The Amended and Restated Rights Agreement is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Amended and Restated Rights Agreement.

                  This filing constitutes notice of the foregoing to the holders of securities of the Company, including the Rights, for purposes of the Amended and Restated Rights Agreement and no other notice will be given.

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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.


Exhibit
  No.                                       Description
-------                                     -----------

99.1 Amended and Restated Rights Agreement, dated as of December 12, 2000, between Amgen Inc. and American Stock Transfer & Trust Company, as Rights Agent.

                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMGEN INC.



Date: December 13, 2000               By  /s/ Kathryn E. Falberg
                                        --------------------------------------
                                      Name:   Kathryn E. Falberg
                                      Title:  Senior Vice President, Finance and
                                              Corporate Development, and
                                              Chief Financial Officer